ITEM 6 (A) EXHIBITS

Exhibit 99.1

                                  CERTIFICATION


         I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.

Date     August 14, 2002                    By:  / ss/ James C. Mavel
     ----------------------                     -------------------------------
                                                James C. Mavel
                                                Chairman, Chief Executive
                                                Officer and President